SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      June 21, 2002
                                                      -------------


                              Snap-on Incorporated
             (Exact name of registrant as specified in its charter)


            Delaware                     1-7724                 39-0622040
----------------------------        ----------------        -------------------
(State or other jurisdiction        (Commission File          (IRS Employer
      of incorporation                   Number)            Identification No.)

              10801 Corporate Drive, Kenosha, Wisconsin 53158-1603
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code    (262) 656-5200
                                                      --------------

Item 4.  Changes in Registrant's Certifying Accountant.
------   ---------------------------------------------

On June 14, 2002, the Board of Directors of Snap-on Incorporated ("Snap-on"), upon recommendation of its Audit Committee, dismissed Arthur Andersen LLP ("Andersen") as its independent accountants and engaged Deloitte & Touche LLP as its independent accountants for 2002.

Andersen's reports on Snap-on's consolidated financial statements for each of the fiscal years ended December 29, 2001, and December 30, 2000, did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles, except for noting a change in accounting principles related to derivatives and accounting for pensions.

During the fiscal years ended December 29, 2001, and December 30, 2000, and the subsequent interim period through June 21, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with its reports. During the fiscal years ended December 29, 2001, and December 30, 2000, and the subsequent interim period, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Snap-on has provided Andersen with a copy of the above foregoing statements. After reasonable efforts, Snap-on has been unable to obtain a letter confirming or denying such statements from Andersen, as the engagement partner and senior manager are no longer employed by Andersen.

During the two most recent fiscal years ended December 29, 2001, and December 30, 2000, and the subsequent interim period through June 21, 2002, Snap-on did not consult with Deloitte & Touche LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

(c)      Exhibits

         (99) Press release announcing appointment of Deloitte & Touche LLP as Snap-on's independent accountant.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned duly authorized person.



                                              SNAP-ON INCORPORATED


Date:  June 21, 2002                          By: /s/ Blaine A. Metzger
                                                  ------------------------
                                                  Blaine A. Metzger
                                                  Principal Accounting Officer,
                                                  Vice President and Controller




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


                                  EXHIBIT INDEX


Exhibit
Number        Description
-------       -----------

(99) Press release announcing appointment of Deloitte & Touche LLP as Snap-on's independent accountant.




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